UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	PRKR	OTCQB
Common Stock Rights		OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor, Alpine Partners (BVI), LP (the “Investor”) for the sale of aggregate of 1,052,631shares of the Company’s common stock, par value $0.01 per share (“Shares”) and 526,315 warrants (“Warrants”), at a price of $0.95 per Share for aggregate proceeds of $1,000,000. The Warrants are exercisable for a period of five years at an exercise price of $1.00 per share. The Purchase Agreement also contains customary representations and warranties of the Investor. The proceeds from the sale of the Shares and Warrants will be used for general working capital purposes.

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which the Company will register the Shares and Warrant shares. The Company has committed to file the registration statement within 30 days and to cause the registration statement to become effective within 60 days (or, 90 days in the case of a review by the Commission). The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%.

The Shares and Warrants were offered and sold to the Investors on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement and the Warrant are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1 through 10.3 hereto and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 are incorporated herein by reference to the extent required.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement between ParkerVision and accredited investor dated December 14, 2021*

10.2	Form of Registration Rights Agreement between ParkerVision and accredited investor dated December 14, 2021*

10.3	Form of Warrant Agreement*

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

PARKERVISION, INC.

	By	/s/ Cynthia French
Cynthia French
Chief Financial Officer

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